SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to 240.14a-11(C)or 240.14a-12

                          BioMarin Pharmaceutical Inc.

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)           Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)      Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange  Act
       Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
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(4)      Date Filed:
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
                          BioMarin Pharmaceutical Inc.

                     371 Bel Marin Keys Boulevard, Suite 210

                                Novato, CA 94949

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 15, 2000

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of BioMarin Pharmaceutical Inc. ("BioMarin" or the "Company") will be held on Thursday, June 15, 2000 at 10:00 A.M., local time, at the Company's facility located at 46 Galli Drive, Novato, California 94949 for the following purposes:

         1.       To elect five directors of the Company;

         2. To ratify the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 2000;

         3. To transact such other business as properly may be brought before the Annual Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice (the "Proxy").

         The Board of Directors has fixed the close of business on April 17, 2000 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. A complete list of such stockholders will be available at the Company's executive offices at 371 Bel Marin Keys Boulevard, Suite 210, Novato, California 94949, for ten days before the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, however, you are urged to complete, date, sign and return the enclosed Proxy as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if that stockholder has returned a Proxy.

By Order of the Board of Directors
/s/ Raymond W. Anderson
Raymond W. Anderson

Chief Financial Officer and Vice President, Finance and Administration

Novato, California
April 20, 2000

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.